UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ALCOA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Logo 201 ISABELLA STREET, SUITE 500 PITTSBURGH, PA 15212 Your Vote Counts! ALCOA CORPORATION 2025 Annual Meeting Annual Meeting Date: May 8, 2025 Time: 5:30 p.m., Eastern Daylight Time Location: www.virtualshareholdermeeting.com/AA2025 Vote by May 7, 2025 11:59 PM Eastern Daylight Time. For shares held in an Alcoa savings plan vote by May 5, 2025 11:59 PM Eastern Daylight Time. V62370-P25758 You invested in ALCOA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting. Important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2025. You may view the proxy materials online at www.ProxyVote.com, scan the QR Barcode below, or easily request paper copies (see below). Get informed before you vote View the Notice, Proxy Statement, Proxy Card, and Annual Report on Form 10-K online OR you can receive free paper or email copies of the material(s) by requesting prior to April 24, 2025. If you would like to request a paper or e-mail copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will not otherwise receive a paper or e-mail copy. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Electronically During the Meeting* May 8, 2025 5:30 p.m. Eastern Daylight Time www.virtualshareholdermeeting.com/AA2025 Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. Election of 11 director nominees to serve for one-year terms expiring in 2026 Nominees: 1a. John A. Bevan For 1b. Mary Anne Citrino For 1c. Alistair Field For 1d. Pasquale (Pat) Fiore For 1e. Thomas J. Gorman For 1f. James A. Hughes For 1g. Roberto O. Marques For 1h. William F. Oplinger For 1i. Carol L. Roberts For 1j. Jackson (Jackie) P. Roberts For 1k. Ernesto Zedillo For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2025 For 3. Approval, on an advisory basis, of the Company’s 2024 named executive officer compensation For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V62371-P25758